Future Minimum Lease Payments Under Capital Leases (Detail)	Dec. 31, 2014 USD ($)
Future Minimum Lease Payments For Capital Leases [Line Items]
2015	$ 4,778
2016	4,778
2017	4,380
Total net future minimum lease payments	13,936
Less: Amount representing interest	(2,691)
Present value of net minimum lease payments	$ 11,245